UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020 (May 8, 2020)

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania		15222-5479
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 394-2800

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, the stockholders of Allegheny Technologies Incorporated (the “Company”) approved the Company’s 2020 Incentive Plan (the “2020 Incentive Plan”) at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on May 8, 2020.

The description of the terms of the 2020 Incentive Plan contained in the Company’s definitive proxy statement, dated March 24, 2020 (the “2020 Proxy Statement”), and the full text of the 2020 Incentive Plan, which was filed as Appendix A to the 2020 Proxy Statement, are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described in Item 5.03 above, the Company held its Annual Meeting on May 8, 2020. As disclosed in the Company’s proxy materials for the Annual Meeting, the following proposals were considered and voted upon at the Annual Meeting: (1) the election of three directors for three-year terms expiring in 2023; (2) approval of the 2020 Incentive Plan; (3) an advisory vote regarding the compensation paid to the Company’s named executive officers in 2019; and (5) ratification of the appointment of Ernst & Young LLP (“E&Y”) as independent auditors for the Company’s fiscal year ending December 31, 2020. Voting results for each such matter are provided below.

1.	James C. Diggs, J. Brett Harvey and David J. Morehouse were elected to serve as Directors of the Company for three-year terms ended in 2023. Votes were cast as follows:

NAME	FOR	WITHHELD	BROKER NON-VOTES
James C. Diggs	103,683,801	3,120,192	11,243,805
J. Brett Harvey	103,026,546	3,777.447	11,243,805
David J. Morehouse	105,907,534	896,459	11,243,805

2.	The adoption of the 2020 Incentive Plan was approved. Votes were cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
102,466,350	4,160,560	177,083	11,243,805

3.	By advisory vote, the Company’s stockholders approved the 2019 compensation of the Company’s named executive officers. Votes were cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
92,647,222	13,876,604	280,167	11,243,805

4.	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditors for 2020. Votes were cast as follows:

FOR	AGAINST	ABSTENTIONS
114,518,415	3,357,584	171,799

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary

Dated: May 12, 2020